Preferred and Common Shares and Additional Paid-in Capital	6 Months Ended
Jun. 30, 2024
Equity [Abstract]
Preferred and Common Shares and Additional Paid-in Capital

9.         Preferred and Common Shares and Additional Paid-in Capital:

Details of the Company’s preferred shares and common shares are discussed in Note 9 of the Company’s consolidated financial statements for the year ended December 31, 2023, included in the 2023 Annual Report. Furthermore, details for the shares issued in connection with the Eagle Merger are included in the above section “Eagle Merger” under Note 1.

During the six-month period ended June 30, 2024, the Company issued 370,000 common shares pursuant to the Performance Incentive Plan and 384,815 common shares pursuant to the Company’s equity incentive plans, as discussed below in Note 11.

Pursuant to its dividend policy, during the six-month period ended June 30, 2024, the Company declared and paid cash dividends of $122,833 or $1.20 per common share.